UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐



If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)Appointment of Chief Financial Officer

On December 3, 2019, the Board of Directors (the “Board”) of Capstone Turbine Corporation (the “Company”) appointed Frederick S. Hencken III, the Company’s current Interim Chief Financial Officer, to the position of Chief Financial Officer, effective as of January 1, 2020 (the “Effective Date”). Mr. Hencken will continue to serve as the Company’s Chief Accounting Officer, and principal financial officer and principal accounting officer of the Company. The full biography and other information for Mr. Hencken required by Item 5.02(c) of Form 8-K are included in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2019 (as amended by the Form 8-K/A filed with the SEC on September 12, 2019), and such biography and information are incorporated by reference into this Item 5.02.

In connection with Mr. Hencken’s appointment, the Compensation Committee of the Board (the “Compensation Committee”) approved a $45,000 salary increase for Mr. Hencken, for a total annual base salary of $270,000, as well as an increase to his annual target bonus incentive of 45% of base salary, effective as of the Effective Date.

In addition, in recognition of his performance, the Compensation Committee approved a grant to Mr. Hencken of 20,000 restricted stock units that will vest over three years, effective as of the Effective Date.

There are no arrangements or understandings between Mr. Hencken and any other persons in connection with his appointment, nor are there any family relationships between Mr. Hencken and any of the Company's directors or executive officers. Additionally, there are no transactions involving Mr. Hencken that are required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

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Exhibit Number	Description
99.1	Press Release of Capstone Turbine Corporation, dated December 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: December 6, 2019	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer